Salona Global Medical Device Corporation Announces the Closing of $4.26 Million Bought Deal Private Placement

San Diego, California - February 15, 2022 - Salona Global Medical Device Corporation (the "Company" or "Salona") (TSXV: SGMD), is pleased to announce that it has closed its previously announced bought deal private placement of units of the Company (the "Units"). A total of 7,749,000 Units were sold at a price of $0.55 per Unit for aggregate gross proceeds of approximately $4.26 million (the "Offering"), which included the partial exercise of the Underwriters' (as defined below) option. The Offering was underwritten by a syndicate of underwriters led by Beacon Securities Limited and included Canaccord Genuity Corp. and Leede Jones Gable Inc. (collectively, the "Underwriters"). Each Unit consists of one common share of the Company (each, a "Common Share") and one Common Share purchase warrant (each, a "Warrant"), with each Warrant entitling the holder to acquire one Common Share at a price $0.70 for a period of 36 months after the closing date of the Offering.

"We are pleased to welcome some cornerstone institutional investors as shareholders in this small placement", said Les Cross, Chairman and Interim Chief Executive Officer of Salona. "As we grow our business both by acquisition and through organic growth, it is important to engage and position capital market participants early in the process. I want to thank Beacon, Canaccord and Leede Jones Gable, who served underwriters for this small equity financing."

The Company intends to use the net proceeds of the Offering for working capital and general corporate purposes.

In connection with the Offering, the Underwriters received a cash commission equal to 7.0% of the gross proceeds raised in the Offering and 542,430 compensation options (the "Compensation Options") equal to 7.0% of the aggregate number of Units sold under the Offering. Each Compensation Option is exercisable to acquire one Common Share at a price of $0.55 for a period of 36 months after the closing date of the Offering.

All securities issued pursuant to the Offering are subject to a four-month and one day hold period under applicable securities laws in Canada. The Offering remains subject to the final approval of the TSX Venture Exchange (the "TSXV").

The securities issued in the Offering have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") or under any state securities laws; and neither the securities issued in the Offering nor any securities issuable upon exercise of the Warrants or Compensation Options may be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and applicable state securities laws.

In connection with the Offering, the Company has entered into a registration rights agreement, pursuant to which the Company has agreed to use commercially reasonable efforts to file a resale registration statement (the "Registration Statement") with the United States Securities and Exchange Commission ("SEC") for the resale of the Common Shares forming part of the Units, the Warrant Shares and the Common Shares underlying the Compensation Options (collectively, the "Registerable Securities") and shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC (the "Effectiveness"); provided that if the Effectiveness does not occur within six-months of the closing of the Offering, reasonable financial penalties in favour of the holders of Registerable Securities will be applicable, which penalties will not in the aggregate exceed 5.0% of the aggregate amount invested by such holder.

For more information please contact:

Leslie Cross

Chairman of the Board and Interim Chief Executive Officer

Tel: 1 (800) 760-6826

Email: Info@Salonaglobal.com

Additional Information

There can be no assurance that any acquisition will be completed or the timing of any  acquisitions. Completion of any transaction will be subject to completion of due diligence, the negotiation and execution of definitive agreements, the satisfaction or waiver of closing conditions, and applicable director, shareholder and regulatory approvals.

Certain statements contained in this press release constitute "forward-looking information" within the meaning applicable Canadian securities laws and "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other applicable United States safe harbor laws (collectively "forward-looking information"), which may include, but are not limited to: statements with respect to the Offering; the Company's use of the net proceeds of the Offering; the timing and filing of Registration Statement with the SEC, and any penalties related to the delay of the Effectiveness of a Registration Statement; the receipt of all necessary regulatory and stock exchange approvals; and future acquisitions and organic growth. Often, but not always, forward-looking information can be identified by the use of words such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", "anticipate" and similar expressions (including negative and grammatical variations) of such words and phrases, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. All statements other than statements of historical fact may be forward-looking information. Such forward-looking information is based on the current expectations of the Salona's management and are based on assumptions and subject to risks and uncertainties. Although Salona's management believes that the assumptions underlying such information are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this press release may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, including the general business and economic conditions in the regions in which Salona operates; Salona not receiving the necessary approvals to close any proposed acquisition; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID- 19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non- essential business closures, quarantines, self- isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the applicable securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Although Salona has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking information or statement can be guaranteed. Except as required by applicable securities laws, forward-looking information speak only as of the date on which they are made and Salona undertakes no obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.